UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2021

GW PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-35892	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sovereign House, Vision Park Chivers Way, Histon Cambridge, CB24 9BZ United Kingdom
(Address of principal executive offices, including zip code)

+44 1223 266 800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 12 Ordinary Shares, par value £0.001 per share	GWPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 3, 2021, GW Pharmaceuticals plc, a public limited company incorporated in England and Wales (the “Company”) entered into a Transaction Agreement (the “Transaction Agreement”) with Jazz Pharmaceuticals Public Limited Company, a public limited company incorporated in Ireland (“Jazz”), and Jazz Pharmaceuticals UK Holdings Limited, a private limited company incorporated in England and Wales and a wholly owned subsidiary of Jazz (“Bidco”), pursuant to which Bidco has agreed to acquire the entire issued and to be issued share capital of the Company by means of a court-sanctioned scheme of arrangement under Part 26 of the U.K. Companies Act 2006, subject to shareholder and regulatory approvals and other customary closing conditions.

A copy of the joint press release issued by the Company and Jazz announcing the execution of the Transaction Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The terms of the Transaction Agreement will be described in a subsequent filing on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated February 3, 2021, jointly issued by GW Pharmaceuticals plc and Jazz Pharmaceuticals Public Limited Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

In connection with the proposed transaction, GW Pharmaceuticals intends to file a proxy statement with the SEC. Each of Jazz Pharmaceuticals and GW Pharmaceuticals may also file other relevant documents with the SEC regarding the proposed transaction. The definitive proxy statement (if and when available) will be mailed to shareholders of GW Pharmaceuticals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (WHICH WILL INCLUDE AN EXPLANATORY STATEMENT IN RESPECT OF THE SCHEME OF ARRANGEMENT OF GW PHARMACEUTICALS, IN ACCORDANCE WITH THE REQUIREMENTS OF THE U.K. COMPANIES ACT 2006) AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the proxy statement (if and when available) and other documents containing important information about Jazz Pharmaceuticals, GW Pharmaceuticals and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Jazz Pharmaceuticals will be available free of charge on Jazz Pharmaceuticals’ website at https://www.jazzpharma.com. Copies of the documents filed with the SEC by GW Pharmaceuticals will be available free of charge on GW Pharmaceuticals’ website at https://www.gwpharm.com.

Forward-Looking Statements

This communication contains forward-looking statements regarding Jazz Pharmaceuticals and GW Pharmaceuticals, including, but not limited to, statements related to the proposed acquisition of GW Pharmaceuticals and the anticipated timing, results and benefits thereof; and other statements that are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jazz Pharmaceuticals’ or GW Pharmaceuticals’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Jazz Pharmaceuticals’ and GW Pharmaceuticals’ ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and shareholder approvals, the sanction of the High Court of Justice of England and Wales and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of GW Pharmaceuticals and Jazz Pharmaceuticals management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that GW Pharmaceuticals’ business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Jazz Pharmaceuticals’ ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the acquisition; GW Pharmaceuticals’ dependence on the successful commercialization of Epidiolex/Epidyolex and the uncertain market potential of Epidiolex; pharmaceutical product development and the uncertainty of clinical success; the regulatory approval process, including the risks that GW Pharmaceuticals may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that GW Pharmaceuticals may be unable to obtain regulatory approvals of any of its product candidates, including nabiximols and Epidiolex for additional indications, in a timely manner or at all; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Jazz Pharmaceuticals’ ordinary shares or GW Pharmaceuticals’ American depositary shares or ordinary shares; the possibility that, if Jazz Pharmaceuticals does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Jazz Pharmaceuticals’ ordinary shares could decline; potential litigation associated with the possible acquisition; regulatory initiatives and changes in tax laws; market volatility; and other risks and uncertainties affecting Jazz Pharmaceuticals and GW Pharmaceuticals, including those described from time to time under the caption “Risk Factors” and elsewhere in Jazz Pharmaceuticals’ and GW Pharmaceuticals’ Securities and Exchange Commission (SEC) filings and reports, including Jazz Pharmaceuticals’ Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, GW Pharmaceuticals’ Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and future filings and reports by either company. In addition, while Jazz Pharmaceuticals and GW Pharmaceuticals expect the COVID-19 pandemic to continue to adversely affect their respective business operations and financial results, the extent of the impact on the combined company’s ability to generate sales of and revenues from its approved products, execute on new product launches, its clinical development and regulatory efforts, its corporate development objectives and the value of and market for its ordinary shares, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Moreover, other risks and uncertainties of which Jazz Pharmaceuticals or GW Pharmaceuticals are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Jazz Pharmaceuticals or GW Pharmaceuticals on their respective websites or otherwise. Neither Jazz Pharmaceuticals nor GW Pharmaceuticals undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Participants in the Solicitation

Jazz Pharmaceuticals, GW Pharmaceuticals, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from GW Pharmaceuticals’ security holders in connection with the proposed transaction. Information about GW Pharmaceuticals’ directors and executive officers is set forth in GW Pharmaceuticals’ proxy statement on Schedule 14A for its 2020 Annual General Meeting, which was filed with the SEC on April 7, 2020, and its Current Report on Form 8-K filed with the SEC on September 10, 2020 and subsequent statements of beneficial ownership on file with the SEC. Information about Jazz Pharmaceuticals’ directors and executive officers is set forth in Jazz Pharmaceuticals’ proxy statement on Schedule 14A for its 2020 Annual General Meeting, which was filed with the SEC on June 12, 2020 and subsequent statements of beneficial ownership on file with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of GW Pharmaceuticals security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (Securities Act), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Jazz Pharmaceuticals securities issued in the proposed transaction are anticipated to be issued in reliance upon an available exemption from such registration requirements pursuant to Section 3(a)(10) of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GW PHARMACEUTICALS PLC

By:	/s/ Douglas B. Snyder
Name:	Douglas B. Snyder
Title:	Chief Legal Officer

Date: February 3, 2021

Exhibit 99.1

FOR IMMEDIATE RELEASE

Jazz Pharmaceuticals to Acquire GW Pharmaceuticals plc, Creating

an Innovative, High-Growth, Global Biopharma Leader

Adds high-growth commercial franchise to Neuroscience portfolio with Epidiolex®, the first and only FDA-approved prescription cannabidiol medicine and a potential near-term blockbuster

Enhanced product diversification of combined company expected to provide accelerated double-digit revenue growth

Anticipated to be accretive in first full year of combined operations and substantially accretive thereafter

Conference call today at 8:30 AM ET

DUBLIN and LONDON, February 3, 2021 – Jazz Pharmaceuticals plc (Nasdaq: JAZZ) and GW Pharmaceuticals plc (Nasdaq: GWPH) today announced the companies have entered into a definitive agreement for Jazz to acquire GW for $220.00 per American Depositary Share (ADS), in the form of $200.00 in cash and $20.00 in Jazz ordinary shares, for a total consideration of $7.2 billion, or $6.7 billion net of GW cash. The transaction, which has been unanimously approved by the Boards of Directors of both companies, is expected to close in the second quarter of 2021.

Upon close of the transaction, the combined company will be a leader in neuroscience with a global commercial and operational footprint well positioned to maximize the value of its diversified portfolio.

GW is a global leader in discovering, developing, manufacturing and commercializing novel, regulatory approved therapeutics from its proprietary cannabinoid product platform to address a broad range of diseases. The company’s lead product, Epidiolex® (cannabidiol) oral solution, is approved in patients one- year and older for the treatment of seizures associated with Lennox-Gastaut Syndrome (LGS), Dravet Syndrome and Tuberous Sclerosis Complex (TSC), all of which are rare diseases characterized by severe early-onset epilepsy. Epidiolex was the first plant-derived cannabinoid medicine ever approved by the U.S. Food and Drug Administration (FDA). This product has also been approved, under the tradename Epidyolex®, by the European Medicines Agency (EMA) in patients two years of age and older for the adjunctive treatment of seizures associated with LGS and Dravet syndrome in conjunction with clobazam and is under EMA review for the treatment of seizures associated with TSC. In addition to the approved indications for Epidiolex, there are considerable opportunities to pursue other indications within the epilepsy field, including other treatment-resistant epilepsies where significant unmet needs of patients exist.

Beyond Epidiolex, GW has a scientific platform and deep innovative pipeline of cannabinoid product candidates, as well as highly specialized manufacturing expertise, developed over two decades of pioneering and building leadership in cannabinoid science. This pipeline includes nabiximols, for which the company is in Phase 3 trials to seek FDA approval for treatment of spasticity associated with multiple sclerosis and spinal cord injury, as well as earlier-stage cannabinoid product candidates for autism and schizophrenia.

“Jazz is proud of our leadership position in sleep medicines and rapidly growing oncology business. We are excited to add GW’s industry-leading cannabinoid platform, innovative pipeline and products, which will strengthen and broaden our neuroscience portfolio, further diversify our revenue and drive sustainable, long-term value creation opportunities,” said Bruce Cozadd, chairman and CEO of Jazz Pharmaceuticals. “We are joining two teams that share a passion for, and track record of, developing differentiated therapies that advance science and transform the lives of patients. This will help facilitate a successful integration and bring added capabilities to Jazz. Given the strength of our balance sheet and the meaningful financial drivers of the transaction, we are confident in the value we can deliver to both companies’ shareholders and patients. We look forward to welcoming the GW team to Jazz to build an even stronger company.”

“Over the last two decades, GW has built an unparalleled global leadership position in cannabinoid science, including the successful launch of Epidiolex, a breakthrough product within the field of epilepsy, and a diverse and robust neuroscience pipeline. We believe that Jazz is an ideal growth partner that is committed to supporting our commercial efforts, as well as ongoing clinical and research programs,” said Justin Gover, CEO of GW Pharmaceuticals. “We have a shared vision of developing and commercializing innovative medicines that address significant unmet needs in neuroscience and an approach of putting patients first. Together, we will have an opportunity to reach and impact more patients through a broader portfolio of neuroscience-focused therapies than ever before.”

Creates an Innovative, High-Growth, Global Biopharma Leader with Financial Strength

●

Adding a Third High-Growth Commercial Franchise: The transaction enhances product diversification through the addition of a third high-growth commercial franchise for critical unmet patient needs within: 1) sleep disorders, 2) oncology, and 3) epilepsies. Specifically, the acquisition will expand Jazz’s growing neuroscience business by adding Epidiolex, a global, high-growth childhood-onset epilepsy franchise with near-term blockbuster potential.

GW has rapidly scaled Epidiolex, achieving approximately $510 million in annual sales within two years of launch and broad access to date, with more than 97% of U.S. lives covered1. Epidiolex addresses significant unmet needs in the field of epilepsy and offers the potential for a substantial improvement in outcomes for patients who were previously drug resistant. The combined company will create a neuroscience leader with a global franchise and complementary therapeutic expertise, to maximize the value of XywavTM (calcium, magnesium, potassium, and sodium oxybates) oral solution, Epidiolex, and other neuroscience products.

●

Robust Combined Pipeline in Neuroscience and Oncology to Drive Sustainable Growth: GW’s novel cannabinoid platform will expand and diversify Jazz’s growing neuroscience pipeline. The collective Jazz and GW teams will bring highly complementary expertise to a pro-forma pipeline of 19 clinical development programs across neuroscience and oncology, including in sleep, epilepsy, movement disorders, psychiatry, hematology and solid tumors. Following the close of the transaction, the combined portfolio will include highly differentiated assets addressing significant unmet patient needs, which, when combined with complementary commercial models, accelerates Jazz’s growth strategy.

●

Shared Culture and Exceptional Talent Will Advance Mission to Transform the Lives of Patients: Jazz and GW are focused on developing life-changing medicines for people with serious diseases, often with limited or no treatment options. Jazz’s and GW’s global teams possess unique talents and expertise and have proven capability to develop and launch differentiated therapies to support often-overlooked patient populations. Both companies are guided by shared values that include integrity, collaboration, passion, innovation and pursuit of excellence, and have cultures where diversity, equity and inclusion are a priority. The transaction brings together two companies with a significant presence in the United Kingdom, which is expected to remain an important part of the combined enterprise.

●

Expected to Deliver Substantial Shareholder Value: The combination is expected to provide accelerated double-digit top-line revenue growth and to be accretive in the first full year of combined operations and substantially accretive thereafter. Jazz’s strong cash flow profile provides the capability to rapidly deleverage to a target net leverage of less than 3.5x by the end of 2022.

1 GW financials based on preliminary unaudited financial information. Patient population as of January 12, 2021.

Transaction Terms

Under the terms of the agreement, holders of GW ADSs, which each represent 12 GW ordinary shares, will be entitled to receive $220.00 for each GW ADS, of which $200.00 will be paid in cash and $20.00 in Jazz ordinary shares. This represents a premium of approximately 50 percent over GW’s closing stock price on February 2, 2021, of $146.25 and 60 percent over GW’s 30-day volume weighted average price of $137.17.

The number of Jazz ordinary shares to be issued to the holders of GW ADSs will be based on the volume-weighted average price of Jazz’s ordinary shares over a 15 trading day period preceding the closing date of the transaction, subject to limitations on the maximum and minimum number of Jazz ordinary shares issuable per GW ADS based on a price range of $139.72 to $170.76 per Jazz ordinary share. Holders of GW ordinary shares that are not in ADS form will be entitled to receive the foregoing consideration divided by 12 per ordinary share.

The cash portion of the transaction consideration is expected to be funded through a combination of cash on hand and debt financing. Jazz has obtained fully committed debt financing from BofA Securities and J.P. Morgan Securities LLC. The financing includes a meaningful portion of pre-payable debt, in line with Jazz’s commitment to rapid deleveraging.

Closing Conditions

The transaction has been unanimously approved by the Boards of Directors of both companies, and is subject to the approval of GW shareholders, sanction by the High Court of Justice of England and Wales and other customary closing conditions, including regulatory approvals. Subject to the satisfaction or waiver of the closing conditions, the transaction is expected to close in the second quarter of 2021.

Conference Call Details

The two companies will host a conference call today at 8:30 AM ET to discuss this transaction. The live webcast may be accessed from the Investors section of the companies’ websites at www.jazzpharmaceuticals.com and www.gwpharm.com. Please connect prior to the start of the conference call to ensure adequate time for any software downloads that may be necessary. Investors may participate in the conference call by dialing (855) 353-7924 in the U.S., or (503) 343-6056 outside the U.S., and entering passcode 5591214.

A replay of the conference call will be available through February 10, 2021, by dialing (855) 859-2056 in the U.S., or (404) 537-3406 outside the U.S., and entering passcode 5591214. An archived version of the webcast will be available for at least one week in the Investors section of the companies’ websites at www.jazzpharmaceuticals.com or www.gwpharm.com.

Advisors

Evercore and Guggenheim are serving as lead financial advisors to Jazz Pharmaceuticals, and Evercore is acting as debt advisor. Jazz Pharmaceuticals also received financial advice from BofA Securities and J.P. Morgan Securities LLC. Wachtell, Lipton, Rosen & Katz, Macfarlanes LLP and Arthur Cox LLP are serving as legal advisors.

Goldman Sachs & Co. LLC and Centerview Partners LLC are serving as financial advisors to GW Pharmaceuticals plc and Cravath, Swaine & Moore LLP and Slaughter and May are serving as legal advisors.

About Jazz Pharmaceuticals plc

Jazz Pharmaceuticals plc (Nasdaq: JAZZ) is a global biopharmaceutical company dedicated to developing and commercializing life-changing medicines that transform the lives of patients with serious diseases — often with limited or no options. We have a diverse portfolio of marketed medicines and novel product candidates, from early- to late-stage development, in key therapeutic areas. Our focus is in neuroscience, including sleep and movement disorders, and in oncology, including hematologic malignancies and solid tumors. We actively explore new options for patients including novel compounds, small molecule advancements, biologics and innovative delivery technologies. Jazz is headquartered in Dublin, Ireland and has employees around the globe, serving patients in more than 90 countries. For more information, please visit www.jazzpharmaceuticals.com and follow @JazzPharma on Twitter.

About GW Pharmaceuticals plc

Founded in 1998, GW is a biopharmaceutical company focused on discovering, developing and commercializing novel therapeutics from its proprietary cannabinoid product platform in a broad range of disease areas. The Company’s lead product, EPIDIOLEX® (cannabidiol) oral solution, is commercialized in the U.S. by its U.S. subsidiary Greenwich Biosciences for the treatment of seizures associated with Lennox-Gastaut syndrome (LGS), Dravet syndrome, or tuberous sclerosis complex (TSC) in patients one year of age and older. This product has received approval in the European Union under the tradename EPIDYOLEX® for the adjunctive treatment of seizures associated with LGS or Dravet syndrome in conjunction with clobazam in patients two years and older and is under EMA review for the treatment of TSC. The Company has a deep pipeline of additional cannabinoid product candidates, in particular nabiximols, for which the Company is advancing multiple late-stage clinical programs in order to seek FDA approval in the treatment of spasticity associated with multiple sclerosis and spinal cord injury. The Company has additional cannabinoid product candidates in clinical trials for autism and schizophrenia.

Jazz Pharmaceuticals Media Contact:

Jacqueline Kirby, Vice President, Corporate Affairs & Government Relations

Ireland +353 1 697 2141                U.S. +1 215 867 4910

Jazz Pharmaceuticals Investor Contact:

Andrea N. Flynn, Ph.D., Vice President, Head, Investor Relations

Ireland +353 1 634 7887                U.S. +1 650 496 2717

GW Pharmaceuticals Media Contacts:

US; Kristen Cardillo, Vice President, Corporate Communication

U.S. kcardillo@gwpharm.com     +1 760 579 6628

UK: Ben Atwell, FTI Consulting

London ben.atwell@fticonsulting.com +44 (0)20 3727 1000

GW Pharmaceuticals Investor Contact:

Scott Giacobello, Chief Financial Officer

U.S. sgiacobello@gwpharm.com     +1 (760) 795 2200

Forward Looking Statements

This communication contains forward-looking statements regarding Jazz Pharmaceuticals and GW Pharmaceuticals, including, but not limited to, statements related to the proposed acquisition of GW Pharmaceuticals and the anticipated timing, results and benefits thereof, including the potential for Jazz Pharmaceuticals to accelerate its growth and neuroscience leadership, and for the acquisition to provide long-term growth opportunities to create shareholder value; Jazz Pharmaceuticals’ expected financing for the transaction; and other statements that are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jazz Pharmaceuticals’ or GW Pharmaceuticals’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Jazz Pharmaceuticals’ and GW Pharmaceuticals’ ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and shareholder approvals, the sanction of the High Court of Justice of England and Wales and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of GW Pharmaceuticals and Jazz Pharmaceuticals management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that GW Pharmaceuticals’ business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Jazz Pharmaceuticals’ ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the acquisition; GW Pharmaceuticals’ dependence on the successful commercialization of Epidiolex/Epidyolex and the uncertain market potential of Epidiolex; pharmaceutical product development and the uncertainty of clinical success; the regulatory approval process, including the risks that GW Pharmaceuticals may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that GW Pharmaceuticals may be unable to obtain regulatory approvals of any of its product candidates, including nabiximols and Epidiolex for additional indications, in a timely manner or at all; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Jazz Pharmaceuticals’ ordinary shares or GW Pharmaceuticals’ American depositary shares or ordinary shares; the possibility that, if Jazz Pharmaceuticals does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Jazz Pharmaceuticals’ ordinary shares could decline; potential litigation associated with the possible acquisition; regulatory initiatives and changes in tax laws; market volatility; and other risks and uncertainties affecting Jazz Pharmaceuticals and GW Pharmaceuticals, including those described from time to time under the caption “Risk Factors” and elsewhere in Jazz Pharmaceuticals’ and GW Pharmaceuticals’ Securities and Exchange Commission (SEC) filings and reports, including Jazz Pharmaceuticals’ Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, GW Pharmaceuticals’ Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and future filings and reports by either company. In addition, while Jazz Pharmaceuticals and GW Pharmaceuticals expect the COVID-19 pandemic to continue to adversely affect their respective business operations and financial results, the extent of the impact on the combined company’s ability to generate sales of and revenues from its approved products, execute on new product launches, its clinical development and regulatory efforts, its corporate development objectives and the value of and market for its ordinary shares, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Moreover, other risks and uncertainties of which Jazz Pharmaceuticals or GW Pharmaceuticals are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Jazz Pharmaceuticals or GW Pharmaceuticals on their respective websites or otherwise. Neither Jazz Pharmaceuticals nor GW Pharmaceuticals undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

In connection with the proposed transaction, GW Pharmaceuticals intends to file a proxy statement with the SEC. Each of Jazz Pharmaceuticals and GW Pharmaceuticals may also file other relevant documents with the SEC regarding the proposed transaction. The definitive proxy statement (if and when available) will be mailed to shareholders of GW Pharmaceuticals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (WHICH WILL INCLUDE AN EXPLANATORY STATEMENT IN RESPECT OF THE SCHEME OF ARRANGEMENT OF GW PHARMACEUTICALS, IN ACCORDANCE WITH THE REQUIREMENTS OF THE U.K. COMPANIES ACT 2006) AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the proxy statement (if and when available) and other documents containing important information about Jazz Pharmaceuticals, GW Pharmaceuticals and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Jazz Pharmaceuticals will be available free of charge on Jazz Pharmaceuticals’ website at https://www.jazzpharma.com. Copies of the documents filed with the SEC by GW Pharmaceuticals will be available free of charge on GW Pharmaceuticals’ website at https://www.gwpharm.com.

Participants in the Solicitation

Jazz Pharmaceuticals, GW Pharmaceuticals, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from GW Pharmaceuticals’s security holders in connection with the proposed transaction. Information about GW Pharmaceuticals’s directors and executive officers is set forth in GW Pharmaceuticals’s proxy statement on Schedule 14A for its 2020 Annual General Meeting, which was filed with the SEC on April 7, 2020, and its Current Report on Form 8-K filed with the SEC on September 10, 2020 and subsequent statements of beneficial ownership on file with the SEC. Information about Jazz Pharmaceuticals’s directors and executive officers is set forth in Jazz Pharmaceuticals’s proxy statement on Schedule 14A for its 2020 Annual General Meeting, which was filed with the SEC on June 12, 2020 and subsequent statements of beneficial ownership on file with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of GW Pharmaceuticals security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

No Offer Or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (Securities Act), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Jazz Pharmaceuticals securities issued in the proposed transaction are anticipated to be issued in reliance upon an available exemption from such registration requirements pursuant to Section 3(a)(10) of the Securities Act.